                                              CONSUMER PLEDGE AGREEMENT

------------------- ---------------- --------------- ---------------- ---------------- ---------------- ------------- --------------
    PRINCIPAL          LOAN DATE        MATURITY         LOAN NO        CALL / COLL      INT. METHOD       OFFICER       INITIALS
  $1,025,000.00       01-30-2002       01-29-2005                                          365/365
------------------- ---------------- --------------- ---------------- ---------------- ---------------- ------------- --------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
                   Any item above containing ***** has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------------------

GRANTOR:            Elena Delgado                                     LENDER:          Irwin Financial Corporation
                    26 Maplewood Drive                                                 Irwin Financial Corporation
                    Danville, CA 94506                                                 500 Washington Street
                                                                                       Columbus, IN 47201

====================================================================================================================================

THIS CONSUMER PLEDGE AGREEMENT dated January 30, 2002, is entered into between Elena Delgado (referred to below as "I") and Irwin Financial Corporation (referred to below as "Lender").

GRANT OF SECURITY INTEREST. To secure the Indebtedness described below (including all obligations under the Note and this Agreement), I grant to Lender a security interest in all of the Property described below. I understand that the following statements set forth my responsibilities, as well as Lender's rights concerning the Property. I agree as follows:

PROPERTY DESCRIPTION. The word "Property" as used in this Agreement means all of my property (however owned if more than one), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

     ALL SHARES OF THE COMMON STOCK OF IRWIN HOME EQUITY CORPORATION ("IHE") BENEFICIALLY OWNED BY BORROWER, AND (II) ALL OF BORROWER'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER THAT CERTAIN SHAREHOLDER AGREEMENT AMONG BORROWER, IHE AND LENDER DATED OCTOBER 8, 1996, AS AMENDED (THE "SHAREHOLDER AGREEMENT").

In addition, the word "Property" includes all of my property (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

     (A) ALL PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS OF TITLE.

     (B) ALL PROPERTY ASSIGNED TO LENDER.

     (C) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES, AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.

     (D) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS PROPERTY SECTION, WHETHER IN THE FORM OF A WRITING, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA.

     (E) ALL INCOME AND PROCEEDS FROM THE PROPERTY AS DEFINED HEREIN.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all my accounts with Lender (whether checking, savings, or some other account). This includes all accounts I hold jointly with someone else and all accounts I may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. I authorize Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

REPRESENTATIONS AND PROMISES WITH RESPECT TO GRANTOR. I represent and promise to Lender that my correct legal name and address is: Elena Delgado, 26 Maplewood Drive, Danville, CA 94506.

REPRESENTATIONS AND PROMISES WITH RESPECT TO THE PROPERTY. I represent and promise to Lender that:

     OWNERSHIP. I am the lawful owner of the Property. The Property is free of all loans, liens, mortgages, and claims of others except for those I have disclosed to Lender in writing, and which have been accepted by Lender, prior to my signing of this Agreement.

     RIGHT TO PLEDGE. I have the full right, power and authority to enter into this Agreement and to grant a security interest in the Property to Lender.

     DELIVERY OF PLEDGED PROPERTY. If I am unable to deliver any portion of the Property to Lender at the time this Agreement is signed, or if I should ever withdraw or obtain temporary possession of any of the Property while this Agreement remains in effect, whether under a trust receipt or otherwise, I agree to immediately deliver to Lender such Property or, alternatively, such substitute or replacement Property that may be then satisfactory to Lender.

     NO FURTHER TRANSFER. I have not and will not sell, transfer, mortgage, or otherwise dispose of any of my rights in the Property except as allowed in this Agreement.

     NO DEFAULTS. There are no defaults existing under the Property, and there are no offsets or counterclaims to the same. I will strictly and promptly do everything required of me under all the terms, conditions, promises, and agreements contained in or relating to the Property.

     VALIDITY; BINDING EFFECT. This Agreement is binding upon me and my successors and assigns and is legally enforceable in accordance with its terms.


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                            CONSUMER PLEDGE AGREEMENT
                                   (CONTINUED)                            PAGE 2
================================================================================

     FINANCING STATEMENTS. I authorize Lender to file a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, I additionally agree to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. I will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Lender may sign and file financing statements without my signature, and I irrevocably appoint Lender as my attorney-in-fact to execute financing statements and documents of title in my name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If I change my name or address, or the name or address of any person granting a security interest under this Agreement changes, I will promptly notify the Lender of such change.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE PROPERTY. Lender may hold the Property until all indebtedness has been paid. Thereafter Lender may deliver the Property to me or to any other owner of the Property. Lender will have the following rights in addition to all other rights Lender may have by law:

     MAINTENANCE AND PROTECTION OF PROPERTY. Lender may do such things as it thinks necessary or desirable to protect, maintain, insure, store, or care for the Property, including paying of any liens or claims against the Property. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lender may charge me for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. If the Property consists of stock, bonds or other investment property for which no certificate has been issued, I agree, at Lender's request, either to request issuance of an appropriate certificate or to give instructions on Lender's forms to the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records Lender's security interest in the Property.

     INCOME AND PROCEEDS FROM THE PROPERTY. Lender may receive all Income and Proceeds and add it to the Property held by Lender under this Agreement. If I receive any Income and Proceeds from the Property, and if Lender requires me to do so, I immediately will advise Lender. If Lender requests, I will deliver the Income and Proceeds to Lender immediately upon my receipt in the exact form received. Unless permitted by Lender, I will not mix the Income and proceeds with any of my accounts or other property, and if required by Lender, I will deliver the Income and Proceeds to Lender whether the Income and Proceeds are an addition to, in discharge of, in substitution of, or in exchange for any of the Property.

     APPLICATION OF CASH. Lender, at its option, may apply any cash (whether included in the Property or received as income or proceeds of a sale of any of the Property) to the payment of part or all of the Indebtedness, whether or not the Indebtedness is then due.

     MODIFYING THE INDEBTEDNESS. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change, or (c) compromise or release any obligation, with any one or more Borrowers, endorsers, or guarantors of the Indebtedness, as Lender deems advisable, without obtaining my prior written consent. No such act or failure to act will affect Lender's rights against me or the Property.

     ALL PROPERTY SECURES INDEBTEDNESS. All Property will be security for the Indebtedness, whether the Property is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where I obtained my loan knows about the Property or relies upon the Property as security.

     COLLECTION OF PROPERTY. Lender at Lender's option may, but need not, collect the Income and Proceeds directly from the Obligors. I authorize and direct the Obligors, if Lender decides to collect the Income and Proceeds, to pay and deliver to Lender all Income and Proceeds from the Property and to accept Lender's receipt for the payments.

     POWER OF ATTORNEY. I appoint Lender as my attorney-in-fact, with full power to act for me. This power of attorney will remain in effect until all Indebtedness is paid in full. Lender, as my attorney-in-fact, may among other things (1) demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Property; (2) execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued as Income and Proceeds or in payment for the Property; (3) settle or compromise any and all claims arising under the Property and, in my place and name, execute and deliver its release and acquittance for me; (4) file any claim or claims or take any action or institute or take part in any proceedings, either in Lender's own name or in my name, or otherwise, which in Lender's opinion may seem to be necessary or advisable; and (5) execute in my name and deliver to the Obligors on my behalf, at the time and in the manner specified by the Property, any necessary instruments or documents.

LENDER'S EXPENDITURES. If I fail (A) to keep the Property free of all taxes, liens, security interests, encumbrances, and other claims, (B) to provide any required insurance on the Property, or (C) to make repairs to the Property then Lender may do so. If any action or proceeding is commenced that would materially affect Lender's interests in the Property, then Lender on my behalf may, but is not required to, take any action that Lender believes to be appropriate to protect Lender's interests. All expenses incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by me. All such expenses will become a part of the Indebtedness and, at Lender's option, will
(A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of any default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender will use ordinary reasonable care in the physical preservation and custody of the Property in Lender's possession, but will have no other obligation to protect the Property or its value. Lender will not be responsible for

                            CONSUMER PLEDGE AGREEMENT
                                   (CONTINUED)                            PAGE 3
================================================================================

(A) collecting or protecting any Income from the Property; (B) preserving rights against parties to the Property or against third persons; (C) ascertaining any maturities, calls, conversions, exchanges, offers, lenders, or similar matters relating to any of the Property; or (D) informing me about any of these matters, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender will have no responsibility or liability whatsoever to me or to anyone else for any deterioration or decrease in the value of the Property.

DEFAULT.  I will be in default if any of the following happens:

     PAYMENT DEFAULT. I fail to make any payment when due under the Indebtedness.

     BREAK OTHER PROMISES. I break any promise made to Lender or fail to perform promptly at the time and strictly in the manner provided in this Agreement or in any agreement related to this Agreement.

     FALSE STATEMENTS. Any representation or statement made or furnished to Lender by me or on my behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEATH OR INSOLVENCY. I die or become incompetent or insolvent, a receiver is appointed for any part of my property, I make an assignment for the benefit of creditors, or any proceeding is commenced either by me or against me under any bankruptcy or insolvency laws.

     TAKING OF THE PROPERTY. Any creditor or governmental agency tries to take any of the Property or any other of my property in which Lender has a lien. This includes taking of, garnishing of or levying on my accounts with Lender. However, if I dispute in good faith whether the claim on which the taking of the Property is based is valid or reasonable, and if I give Lender written notice of the claim and furnish Lender with monies or a surety bond satisfactory to Lender to satisfy the claim, then this default provision will not apply.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     PROPERTY DAMAGE OR LOSS. The Property is lost, stolen, substantially damaged, sold, or borrowed against.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     CURE PROVISIONS. If any default, other than a default in payment or failure to satisfy Lender's requirement in the Insufficient Market Value of Securities section is curable and if I have not been given a notice of a breach of the same provision of this Agreement within the preceding twelve
     (12) months, it may be cured (and no event of default will have occurred) if I, after receiving written notice from Lender demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If I am in default under this Agreement, Lender may do any or all of the following:

     ACCELERATE INDEBTEDNESS. Lender may, subject to any cure and notice provisions required by law, declare all Indebtedness immediately due and payable, without notice.

     COLLECT THE PROPERTY. Collect any of the Property, and, at Lender's option and to the extent permitted by applicable law, retain possession of the Property while suing on the Indebtedness.

     SELL THE PROPERTY. Sell the Property, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to me, and other persons as required by law, reasonable notice of the time and place of any public sale, or of the time after which any private sale may be made. I agree that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to me at the last address I have given Lender in writing. I further agree that such notice is sent within a reasonable time if it is sent at least ten (10) days in advance of the time of sale or disposition, except as otherwise required by applicable law. If public sale is held, there will be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Property is located. The notice will set forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale. Under all circumstances, the Indebtedness will be repaid without relief from any Indiana or other valuation and appraisement laws.

     RIGHTS AND REMEDIES WITH RESPECT TO INVESTMENT PROPERTY, FINANCIAL ASSETS AND RELATED COLLATERAL. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: (1) register with any issuer or broker or other securities intermediary any of the Property consisting of investment property or financial assets (collectively herein, "investment property") in Lender's sole name or in the name of Lender's broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Property consisting of securities, or investment property capable of being delivered; (3) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Property consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by me; (4) execute any such control agreement on my behalf and in my name, and hereby irrevocably appoint Lender as agent and attorney-in-fact, coupled with an interest, for the


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                            CONSUMER PLEDGE AGREEMENT
                                   (CONTINUED)                            PAGE 4
================================================================================

     purpose of executing such control agreement on my behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Property; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Property consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by me. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in "control" of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue "entitlement orders" concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

     SELL SECURITIES. Sell any securities included in the Property in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, I agree that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Property are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or the rules of state securities departments under state "Blue Sky" laws, or if I or any other owner of the Property is an affiliate of the issuer of the securities, I agree that neither I, nor any member of my family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

     TRANSFER TITLE. Transfer title to the Property upon the sale of all or part of the Property. For this purpose, I irrevocably appoint Lender as my attorney-in-fact to execute such endorsements, assignments and instruments in my name as Lender in Lender's judgment may think to be necessary or reasonable.

     OTHER RIGHTS AND REMEDIES. Exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

     APPLICATION OF PROCEEDS. Apply any cash which is part of the Property or Income or which is received from the collection or sale of the Property as follows: (a) to reimbursement of Lender's expenses incurred in connection with costs of securities registration or commissions incurred in connection with a sale, and other costs of sale; (b) to the payment of the Indebtedness; and (c) any excess funds to be paid to me or to any other Borrower as our interests may appear. I agree, to the extent permitted by law, to pay any deficiency remaining after application of the proceeds of the Property to the Indebtedness.

     ELECTION OF REMEDIES. All of Lender's rights and remedies will be cumulative and may be exercised alone or together. An election by Lender to choose any one remedy will not bar Lender from using any other remedy. If Lender decides to spend money or to perform any of my obligations under this Agreement, after my failure to do so, that decision by Lender will not affect Lender's right to declare me in default and to exercise Lender's remedies.

CONSENT TO JURISDICTION. If there is a legal dispute with respect to this Note, I agree upon Lender's request to submit to the jurisdiction of the courts of Bartholomew County, the State of Indiana.

PROPERTY INCLUDES ADDITIONAL SHARES. For purposes hereof, and notwithstanding the definitions set forth under the heading "Property Description" above or under the definition of "Property" below, it is acknowledged and agreed that the Property shall include all Shares (as defined in the Shareholder Agreement) beneficially owned by Borrower from time to time (including any shares of capital stock or other securities of IHE or any successor or assign of IHE that are issued in respect of, in exchange for, or in substitution of, Shares beneficially owned by Borrower from time to time by reason of any stock dividend, stock split, reverse stock split, recapitalization, reclassification, combination, merger, consolidation or otherwise, including any shares of capital stock of Irwin Residual Holdings Corporation II or other entities to which assets of IHE may be directly or indirectly assigned or distributed from time to time in connection with any reorganization of Lender's home equity line of business and IHE).

RIGHTS IN CONNECTION WITH SHARES. Without limiting the generality of any of the foregoing provisions, it is agreed and acknowledged that Lender, in its capacity as my attorney-in-fact, may execute such documents or instruments as Lender in its judgment deems necessary or reasonable in connection with the issuance of additional Shares to me, or a sale or transfer of the Shares following a default, including without limitation one or more stock powers and any related amendments to, or (in the case of a default) an instrument terminating, the Shareholder Agreement.

TRANSFERS OF SHARES TO LENDER. Lender may, following a default (including failure to pay upon final maturity), elect in its discretion to transfer the Shares beneficially owned by Borrower to Lender itself or for Lender's own account in full or partial satisfaction of all amounts due under the Note. In the event of a transfer to Lender of such Shares, either under circumstances described in the immediately preceding sentence or in the event of a mutually agreed upon transfer by Borrower to Lender of Shares (it being understood that Lender shall have no obligation to purchase Shares in the absence of such mutual agreement), an amount equal to the Fair Market Value (as defined in the Shareholder Agreement) of the Shares beneficially owned by Borrower shall be applied against the amounts then due under the Note, and Borrower shall remain responsible for any deficiency or amount remaining unpaid following such application.

                            CONSUMER PLEDGE AGREEMENT
                                   (CONTINUED)                            PAGE 5
================================================================================

CONTINUING EFFECTIVENESS OF SHAREHOLDER AGREEMENT. Notwithstanding anything to the contrary in the paragraph below under the heading "Amendments and Interpretation," it is agreed and acknowledged that the Shareholder Agreement is an additional agreement between the parties, the terms and conditions of which remain in full force and effect following the date hereof (except as the same may be subsequently amended, restated or modified in accordance with the terms of the Shareholder Agreement or in connection with the exercise by Lender of any of its rights hereunder following a default).

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS AND INTERPRETATION. (1) What is written in this Agreement is my entire agreement with Lender concerning the Property. This Agreement may not be changed except by another written agreement between us. (2) If more than one person signs below, our obligations are joint and several. This means that the words "I," "me," and "my" mean each and every person or entity signing this Agreement, and that, if Lender brings a lawsuit, Lender may sue any one or more of us. I also understand Lender need not sue Borrower first, and that Borrower need not be joined in any lawsuit. (3) The names given to paragraphs or sections in this Agreement are for convenience purposes only. They are not to be used to interpret or define the provisions of this Agreement. (4) I agree that this Agreement is the best evidence of my agreements with Lender.

     ATTORNEYS' FEES; EXPENSES. I agree to pay all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement or to collect the Indebtedness, and I shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. I also shall pay all court costs, in addition to all other sums provided by law. This Agreement also secures all of these amounts.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF INDIANA. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF INDIANA.

     NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any person may change his or her address for notices under this Agreement by giving formal written notice to the other person or persons, specifying that the purpose of the notice is to change the person's address. For notice purposes, I agree to keep Lender informed at all times of my current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors. It will be my responsibility to tell the others of the notice from Lender.

     NO WAIVER BY LENDER. I understand Lender will not give up any of Lender's rights under this Agreement unless Lender does so in writing. The fact that Lender delays or omits to exercise any right will not mean that Lender has given up that right. If Lender does agree in writing to give up one of Lender's rights, that does not mean I will not have to comply with the other provisions of this Agreement. I also understand that if Lender does consent to a request, that does not mean that I will not have to get Lender's consent again if the situation happens again. I further understand that just because Lender consents to one or more of my requests, that does not mean Lender will be required to consent to any of my future requests. I waive presentment, demand for payment, protest, and notice of dishonor. I waive all rights of exemption from execution or similar law in the Property (including without limitation, the homestead exemption), and I agree that the rights of Lender in the Property under this Agreement are prior to my rights while this Agreement remains in effect.

     SEVERABILITY. If a court finds that any provision of this Agreement is not valid or should not be enforced, that fact by itself will not mean that the rest of this Agreement will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Agreement even if a provision of this Agreement may be found to be invalid or unenforceable.

     SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of my interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than me, Lender, without notice to me, may deal with my successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing me from the obligations of this Agreement or liability under the Indebtedness.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

     AGREEMENT. The word "Agreement" means this Consumer Pledge Agreement, as this Consumer Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Consumer Pledge Agreement from time to time.

     BORROWER. The word "Borrower" means Elena Delgado, and all other persons and entities signing the Note.

     EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

                            CONSUMER PLEDGE AGREEMENT
                                   (CONTINUED)                            PAGE 6
================================================================================

     GRANTOR.  The word "Grantor" means Elena Delgado.

     GUARANTY. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation of all or part of the Note.

     INCOME AND PROCEEDS. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Property of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Property, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Property, and all other property I am entitled to receive on account of such Property, including accounts, documents, instruments, chattel paper, and general intangibles.

     INDEBTEDNESS. The word "indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which I am responsible under this Agreement or under any of the Related Documents.

     LENDER. The word "Lender" means Irwin Financial Corporation, its successors and assigns. The words "successors or assigns" mean any person or company that acquires any interest in the Note.

     NOTE. The word "Note" means the note or credit agreement dated January 30, 2002, in the principal amount of $1,025,000.00 from Elena Delgado to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     OBLIGOR. The word "Obligor" means each and every person or company that is obligated to pay money or to perform some other act under the Property such as the person who pays dividends on stock.

     PROPERTY. The word "Property" means all of my right, title and interest in and to all the Property as described in the "Property Description" section of this Agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

I HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS CONSUMER PLEDGE AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 30, 2002.

GRANTOR:


X /s/ Elena Delgado
  ---------------------------------------------
      Elena Delgado, Individually
================================================================================


STATE OF CALIFORNIA                   )
                                      ) SS:
COUNTY OF CONTRA COSTA                )

Before me, a Notary Public, in and for said County and State, personally appeared Elena Delgado and acknowledged the execution of the foregoing Agreement.

Dated this 30th day of January, 2002.

/s/ Shelly Damele
--------------------------------------------------------
Signature

Shelly Damele
--------------------------------------------------------
Printed                             Notary Public

My Commission Expires:  7/24/04
                        -------
County of Residence:  CONTRA COSTA
                      ------------

ADDENDUM TO CONSUMER PLEDGE AGREEMENT

         In connection with the loan (the "Loan") made to me by Irwin Financial Corporation ("IFC") evidenced by the Promissory Note dated January 30, 2002 and secured by the Consumer Pledge Agreement dated the same date, of which this Addendum forms a part (the "Agreement"), the undersigned hereby acknowledges the following:

         (A) In connection with efforts to reduce the concentration of residual assets within its banking subsidiary in light of new regulatory capital rules, IFC is considering a reorganization of subsidiaries within its home equity line of business that hold residual assets from previous securitization transactions.

         (B) This reorganization will include the formation of one or more new entities, including a company (currently in formation) to be known as Irwin Residual Holdings Corporation II (such entity hereinafter being referred to as "Newco").

         (C) In connection with the reorganization, and in particular with the formation of Newco, it is contemplated that I will be issued a minority common equity interest in Newco in a proportionate amount equal to my existing pro rata interest in Irwin Home Equity Corporation.

         (D) I acknowledge that the Loan is being made by IFC contingent upon my agreement to pledge my interest in Newco in the same manner that I have pledged my current interest in IFC's home equity line of business, as presently constituted.

         (E) In addition to setting forth our understanding with respect to the foregoing, the undersigned and IFC desire to clarify the treatment of transfers of Shares in accordance with the terms of the Agreement.

Therefore, in consideration of the foregoing and for other good and valuable consideration from IFC, the receipt and sufficiency of which are hereby acknowledged, I hereby agree to the following:

         1. The "Shares" and the "Property" referred to in, and covered by, the Agreement will include any shares of capital stock of Newco or other entities to which assets of IHE may be directly or indirectly assigned or distributed from time to time in connection with any reorganization of Lender's home equity line of business and IHE.

         2. In connection with the issuance to me of any shares of capital stock of Newco at any time when the Loan is outstanding, I shall execute such pledges, security agreements, stock powers or other documents or instruments as are deemed necessary or appropriate by IFC in order to establish and evidence my pledge of such shares and my grant to IFC of a security interest in my right, title and interest in, to and under any shareholder agreement among Newco, IFC or me relating to the issuance and transfer of such shares.

         3. For the avoidance of doubt, the undersigned agrees to the following with respect to the provisions of the Agreement set forth under the headings "Rights in Connection with Shares" and "Transfers of Shares to Lender" (the "Transfer Provisions"):

              a. Due to the absence of any market for the Shares, any transfer of Shares by IFC as described in the Transfer Provisions, including a transfer to itself or for its own account in full or partial satisfaction of all amounts due under the Note and any termination of the Shareholder Agreement in connection with such transfer, shall be deemed to be commercially reasonable for all purposes of Indiana Code 26-1-9.1 ("Article 9").

              b. After a default, IFC shall have the right to effect a transfer described in the Transfer Provisions of any or all of the Shares beneficially owned by me, including, at IFC's election, a transfer of only such number of Shares as is necessary (based on their Fair Market Value) to satisfy the amounts then due under the Note. In any case, the application of an amount equal to the Fair Market Value of the Shares against amounts due under the Note as described in the Transfer Provisions shall be deemed a disposition of collateral complying in all respects with Article 9. In accordance with Indiana Code 26-1-9.1-615(d), if IFC elects to transfer a number of Shares whose Fair Market Value is greater than the amounts then due under the Note, IFC shall account to me and pay me for any surplus remaining following such application. If the Fair Market Value of any transferred Shares is less than the amounts then due under the Note, I shall be liable for any deficiency or amount remaining unpaid following such application.

              c. Any surplus or deficiency remaining after a transfer of Shares by IFC shall be calculated based on the Fair Market Value of the Shares, and, notwithstanding a transfer of Shares by IFC to itself or for its own account (or to an affiliate), such value shall, for purposes of Indiana Code 26-1-9.1-615(f), be deemed to be the amount that would have been realized in a disposition complying with Article 9 to a transferee other than IFC or an affiliate of IFC.

              d. In light of the circumstances under which the Loan is being made and the absence of a market for the Shares, the foregoing provisions constitute reasonable and appropriate standards by which to measure the fulfillment of the rights and duties under the rules set forth in Indiana Code 26-1-9.1-602.

              e. Notwithstanding the Agreement's being referred to as a "Consumer Pledge Agreement," it is understood and agreed that the Loan is not, nor shall it be deemed to be, a consumer goods transaction under Article 9.

              4. This Addendum is incorporated into the Agreement by reference and shall be considered an integral part thereof.

         IN WITNESS WHEREOF, I have executed this Addendum this 30th day of January, 2002.

                                                 /s/ Elena Delgado
                                                 --------------------
                                                 Elena Delgado




STATE OF CALIFORNIA      )
                         ) SS.
COUNTY OF CONTRA COSTA   )

Before me, a Notary Public, in and for said County and State, personally appeared Elena Delgado and acknowledged the execution of the foregoing Addendum to the Consumer Pledge Agreement.


Dated this 30th day of January, 2002.



/s/ Shelly Damele
-------------------------------------------------
Signature


Shelly Damele
-------------------------------------------------
Printed                        Notary Public

My Commission Expires:  7/24/04
County of Residence: Contra Costa


ACKNOWLEDGED AND AGREED:


IRWIN FINANCIAL CORPORATION


By: /s/ Matt Souza
   ----------------------------------------

Its: Senior Vice President
    ---------------------------------------